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 As filed with the Securities and Exchange Commission on September 26, 1997
                                                       Registration No. 33-32890
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             -----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             -----------------------

                          MEDSTONE INTERNATIONAL, INC.
                            (FORMERLY CYTOCARE, INC.)
             (Exact name of registrant as specified in its charter)

           DELAWARE                                          66-0439440
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                             100 COLUMBIA, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-4114
                    (Address of principal executive offices)

                             1987 STOCK OPTION PLAN
                            (Full title of the plan)

                                  MARK SELAWSKI
                             CHIEF FINANCIAL OFFICER
                             100 COLUMBIA, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-4114
                     (Name and address of agent for service)

                                 (714) 448-7700
          (Telephone number, including area code, of agent for service)

                                   COPIES TO:
                               JON E. JENSEN, ESQ.
                             CALL, CLAYTON & JENSEN
                       610 NEWPORT CENTER DRIVE, SUITE 700
                         NEWPORT BEACH, CALIFORNIA 92660


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                          DEREGISTRATION OF SECURITIES

     The registrant hereby removes from registration all securities registered under this Registration Statement that have not been previously issued under the registrant's 1989 Stock Incentive Plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aliso Viejo, State of California, on September 16, 1997.


                                 MEDSTONE INTERNATIONAL, INC.,
                                 a Delaware corporation
                                 (Registrant)




                                 By /s/ MARK SELAWSKI
                                   ---------------------------------------
                                   Mark Selawski, Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


   SIGNATURE                                TITLE                                     DATE


/s/ DAVID V. RADLINSKI
---------------------------         Chief Executive Officer                     September 16, 1997
David V. Radlinski                  (Principal Executive Officer)
                                    and Chairman of the Board

/s/ MARK SELAWSKI
---------------------------         Chief Financial Officer                     September 16, 1997
Mark Selawski                       and Secretary (Principal Financial
                                    Officer and Principal Accounting
                                    Officer)

/s/ DONALD J. REGAN
---------------------------         Director                                    September 16, 1997
Donald J. Regan

/s/ FRANK R. POPE
---------------------------         Director                                    September 16, 1997
Frank R. Pope

/s/ MICHAEL C. TIBBITTS
---------------------------         Director                                    September 16, 1997
Michael C. Tibbitts

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